SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 28, 2006
TBX RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-30746 (Commission File Number)	75-2592165 (I.R.S. employer Identification No.)
3030 LBJ Freeway, Suite 1320
Dallas, Texas 75234
(972) 243-2610
(Address, including zip code of registrant’s principal executive offices and telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements
     Item 4.01 Changes in Registrant’s Certifying Accountant
a.	Previous Independent Accountant
TBX Resources Inc. (“TBX”) has engaged Hein & Associates, LLP as its auditors and certifying accountants for the fiscal year ended November 30, 2006. The former certifying accountant was dismissed effective close of business June 28, 2006.
The principal accountant’s report on the financial statements for the fiscal years ended November 30, 2005 did not contain an adverse accounting opinion, although it did contain a “going concern” opinion which stated: “The Company has experienced recurring losses and has current liabilities s in excess of current assets at November 30, 2005. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.”
The decision to change accountants was approved by the board of directors.
There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.
TBX has complied with the requirements of Item 304(a)(3) of Regulation SB with regard to providing the former accountant with a copy of the disclosure it is making in response to this Item and has requested the former accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the registrant and, if not, stating the respects in which it does not agree. A copy of the former accountant’s letter, dated July 31, 2006, is filed as Exhibit 16.1 to this Form 8-K/A.
The former accountant did not advise TBX in respect of any matters called for by Item 304(a)(1)(iv)(B) of Regulation S-B.
b.	New Independent Accountant
TBX engaged Hein & Associates, LLP as the company’s certifying accountant and for reviewing the unaudited quarterly financial information for each of the remaining three quarters in the year ending November 30, 2006. The Company has not consulted with Hein & Associates, LLP during the last two fiscal years ended November 30, 2005 and 2004 or during any subsequent interim period preceding this report on: (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer’s financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) or any matter that was either the subject of a “disagreement” or “event” as those terms are described in Item 304(a)(2)(ii) of Regulation S-B.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Exhibits
* 10.1	Letter agreement dated June 27, 2006 accepted June 28, 2006 between Hein & Associates, LLP and TBX Resources, Inc.
16.1	Letter from KBA Group, LLP to the Securities and Exchange Commission, dated July 31, 2006.
*previously filed with the Commission

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 4, 2006	TBX Resources, Inc.
	By:	/s/ Tim Burroughs
Tim Burroughs, President &
Chief Financial Officer

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